EXHIBIT 99.1

Carolina Bank Holdings, Inc. Reports Deposit Growth of 19.4% During the First Nine Months of 2009

GREENSBORO, N.C., Oct. 26, 2009 (GLOBE NEWSWIRE) -- Carolina Bank Holdings, Inc. (Nasdaq:CLBH) today reported deposit growth of $96.8 million, or 19.4%, for the first nine months of 2009 and 27.9% for the year ended September 30, 2009 to $594.9 million. The additional deposits have funded loan growth of $35.2 million and allowed for a reduction of $53.8 million in wholesale funding from the Federal Home Loan Bank and from Federal funds purchased during the first nine months of 2009. Robert T. Braswell, President and CEO, commented, "Our increased focus on deposit gathering is paying off in sharply higher core deposits which have increased shareholder value. We are especially pleased to report that all deposit growth in 2009 was in transactional accounts which generally produce a lower cost. Customers in our expanded footprint in the Triad of North Carolina are pleased to have same day credit for deposits, free ATM transactions, convenient locations, competitive pricing and exceptional service and are showing their enthusiasm by opening new accounts and increasing balances."

The Company reported net income for the third quarter of 2009 of $169,000 and net loss available to common stockholders of $108,000, or ($0.03) per diluted common share, compared to net income of $704,000, or $0.21 per diluted common share in the third quarter of 2008. The issuance of preferred stock contributed to the net loss available to common stockholders and lower diluted earnings per share in 2009. Net income before income taxes, the provision for loan losses, and repossessed asset losses was $2.5 million in the third quarter of 2009 compared to $1.5 million in the third quarter of 2008. The provision for loan losses and repossessed asset losses were $2.4 million in the third quarter of 2009 compared to $0.4 million in the second quarter of 2008.

Robert T. Braswell, President and CEO of Carolina Bank Holdings, commented, "Our core earnings before provision for loan losses, repossessed asset losses, and increased FDIC insurance has been aided by an improved net interest margin which increased 39 basis points from a year ago and from strong fee income from our mortgage division. These base earnings doubled from the third quarter of last year. We have been challenged by the current credit environment but are pleased with the performance of our mortgage division and our success in net interest margin improvement."

Net interest income for the third quarter of 2009 increased $1.3 million from the same quarter in 2008, or 32.5% to $5.1 million, reflecting a 17.0% increase in average earning assets and a 39 basis point increase in the net interest margin to 3.25%.

Non-interest income for the third quarter of 2009 was $1.6 million, an increase of $0.5 million from the third quarter of 2008. Mortgage banking income which consists of fees from the origination and sale of residential mortgage loans, increased to $2.0 million in the third quarter of 2009 from $0.6 million in the third quarter of 2008. Non-interest income in the third quarter of 2009 included repossessed asset losses of $695,000 and a loss on the sale of an investment in an asset management company of $136,000.

Non-interest expense was $4.8 million in the third quarter of 2009, an increase of 41.0% from the third quarter of 2008. A new corporate office and full service branch in downtown Greensboro, a growing office in Winston-Salem, higher FDIC premiums and the expanded wholesale mortgage division accounted for most of the new expense in 2009.

Mr. Braswell added, "We continue to concentrate on our bank's asset quality as our non-performing assets have risen in 2009 due to economic weakness and the related impact on some of our business customers. We are disappointed in the increase in non-performing assets over the past three quarters and are working to reduce them. On a positive note, we repurchased in September 2009, $5.6 million in loan participations at a discount from the FDIC which we had previously sold to Silverton Bank and expect to realize an increased yield on these loans as they payoff." Non-performing assets were $22.1 million, or 3.26% of assets at September 30, 2009, compared with $6.4 million, or 1.04% of assets at December 31, 2008. The bank had annualized net charge-offs of 0.95% and 0.09% of average loans in the first nine months of 2009 and 2008, respectively. The allowance for loan losses was 1.33% and 1.14% of loans held for investment at September 30, 2009 and 2008, respectively.

Net income for the nine months ended September 30, 2009 was $1,169,000 and net income available to common stockholders was $354,000, or $0.10 per diluted common share, compared to $2,014,000, or $0.59 per diluted share, for the same period in 2008.

Shareholders' equity was strengthened during 2009 from the issuance of $16.0 million of preferred stock to the United States Treasury under the UST Capital Purchase Program and from an increase in retained earnings. Dividends paid and accrued to the United States Treasury and accretion of the discount on the preferred stock totaled $815,000 in the first nine months of 2009.

About the Company

Carolina Bank, the banking subsidiary of Carolina Bank Holdings, Inc. began banking operations on November 25, 1996. The parent company is a North Carolina corporation organized in 2000. The bank is engaged in lending and deposit gathering activities in the Piedmont Triad of North Carolina, with operations in four counties: Guilford, Alamance, Forsyth and Randolph. The bank has eight full-service banking locations, four in Greensboro, one in Asheboro, one in High Point, one in Burlington, and one in Winston-Salem, North Carolina. The Company's stock is listed on the NASDAQ Global Market under the symbol CLBH. Further information is available on the Company's web site: www.carolinabank.com.

This press release contains forward-looking statements regarding future events. These statements are only predictions and are subject to risks and uncertainties that could cause the actual events or results to differ materially. These risks and uncertainties include risks of managing our growth, substantial changes in financial markets, regulatory changes, changes in interest rates, loss of deposits and loan demand to other financial institutions, and changes in real estate values and the real estate market. Additional information concerning factors that could cause actual results to be materially different from those in the forward-looking statements is contained in the Company's filings with the Securities and Exchange Commission. Carolina Bank Holdings undertakes no obligation to update or clarify forward-looking statements, whether as a result of new information, future events or otherwise.

 Carolina Bank Holdings, Inc. and Subsidiary
 Consolidated Balance Sheets
 At September 30, 2009 and 2008 and December 31, 2008

                                          (unaudited)
                                          September 30,   December 31,
                                       2009         2008       2008
 -------------------------------------------------------- ------------
                                              (in thousands)

 ASSETS
 Cash and due from banks            $   1,343   $  10,602   $   5,896
 Short-term investments and
  interest-earning deposits            29,932         124          51
 Federal funds sold                        --       2,633           1
                                   ---------------------- ------------
    Total cash and cash
     equivalents                       31,275      13,359       5,948

 Securities available for sale,
  at fair value                        54,387      55,894      59,803
 Securities held-to-maturity, at
  amortized cost                          853       1,156       1,116

 Loans held for sale                   24,979      15,023      19,163
 Loans                                530,791     477,298     501,424
 Allowance for loan losses             (7,038)     (5,454)     (5,760)
                                   ---------------------- ------------
    Net loans                         523,753     471,844     495,664

 Premises and equipment, net           19,408      19,401      19,652
 Other assets                          22,171      14,687      15,265
                                   ---------------------- ------------

    Total assets                    $ 676,826   $ 591,364   $ 616,611
                                   ======================  ===========

 LIABILITIES AND STOCKHOLDERS'
  EQUITY
 LIABILITIES
 Deposits:
   Noninterest-bearing              $  36,683   $  27,190   $  29,367
   Interest-bearing                   558,180     437,779     468,697
                                   ---------------------- ------------
    Total deposits                    594,863     464,969     498,064

 Short-term borrowings                    976      15,275       6,591
 Federal Home Loan Bank advances        7,202      56,659      56,856
 Subordinated debentures               19,321      19,246      19,265
 Other liabilities                      4,447       3,858       4,259
                                   ---------------------- ------------
    Total liabilities                 626,809     560,007     585,035

 STOCKHOLDERS' EQUITY
 Preferred stock, no par,
  authorized 1,000,000 shares;
  issued and outstanding 16,000
  shares in 2009 and none in 2008      14,392          --          --
 Common stock, $1 par value,
  20,000,000 shares authorized;
  issued and outstanding -
  3,387,045 shares in 2009 and
  3,348,193 in 2008                     3,387       3,348       3,348
 Common stock warrants                  1,841          --          --
 Additional paid-in capital            15,790      15,556      15,586
 Retained earnings                     13,247      12,713      12,893
 Stock in director rabbi trust           (821)       (687)       (648)
 Directors deferred fees
  obligation                              821         687         648
 Accumulated other comprehensive
  income (loss)                         1,360        (260)       (251)
                                   ---------------------- ------------
    Total stockholders' equity         50,017      31,357      31,576
                                   ---------------------- ------------

    Total liabilities and
     stockholders' equity           $ 676,826   $ 591,364   $ 616,611
                                   ====================== ============

 Carolina Bank Holdings, Inc. and Subsidiary
 Consolidated Statements of Operations
 For the three and nine months ended September 30, 2009 and 2008
 (unaudited)
                               For the Three         For the Nine
                                Months Ended         Months Ended
                               September 30,         September 30,
                           --------------------  --------------------
                              2009       2008       2009       2008
 ----------------------------------------------  --------------------
                              (in thousands, except per share data)
 Interest income:
  Loans                     $  7,512   $  7,209   $ 22,139   $ 21,474
  Investment securities -
   taxable                       526        655      1,652      2,079
  Investment securities -
   non taxable                   154         98        412        269
  Interest from federal
   funds sold                      2          7          2         27
  Other interest income           19          1         20          2
                           --------------------  --------------------
    Total interest income      8,213      7,970     24,225     23,851
 Interest expense:
  NOW, money market,
   savings                     1,188      1,123      3,302      3,312
  Time deposits                1,639      2,445      5,809      7,943
  Other borrowed funds           271        542        947      1,460
                           --------------------  --------------------
    Total interest
     expense                   3,098      4,110     10,058     12,715
                           --------------------  --------------------

 Net interest income           5,115      3,860     14,167     11,136
 Provision for loan
  losses                       1,737        350      4,968      1,205
                           --------------------  --------------------

 Net interest income
  after provision for
  loan losses                  3,378      3,510      9,199      9,931

 Noninterest income:
  Service charges                299        248        797        654
  Mortgage banking income      1,962        643      6,570      2,045
  Gain (loss) on sale of
   investments                  (136)        --         99        227
  Repossesed asset gains
   (losses) & (write-
    downs)                      (695)         2       (644)        14
  Other                          149        141        401        372
                           --------------------  --------------------
    Total noninterest
     income                    1,579      1,034      7,223      3,312

 Noninterest expense:
   Salaries and benefits       2,520      1,948      7,483      5,629
   Occupancy and
    equipment                    583        451      1,752      1,250
   Professional fees             295        262        895        945
   Outside data
    processing                   209        192        615        530
   FDIC Insurance                257        133        977        424
   Advertising and
    promotion                    145        126        435        375
   Stationery, printing
    and supplies                 138        107        423        374
   Impairment of
    marketable securities         85         --        850         --
   Other                         609        215      1,402        600
                           --------------------  --------------------
    Total noninterest
     expense                   4,841      3,434     14,832     10,127
                           --------------------  --------------------
 Income before income
  taxes                          116      1,110      1,590      3,116
 Income taxes expense            (53)       406        421      1,102
 Net income                      169        704      1,169      2,014
                           --------------------  --------------------
 Dividends and accretion
  on preferred stock             277         --        815         --
 Net income available to
  common stockholders       $   (108)  $    704   $    354   $  2,014
                           ====================  ====================

 Basic earnings per
  common share              $  (0.03)  $   0.21   $   0.10   $   0.60
 Diluted earnings per
  common share              $  (0.03)  $   0.21   $   0.10   $   0.59

 Average common shares
  outstanding              3,387,045  3,343,818  3,382,100  3,342,615
 Average common shares
  and dilutive potential
  common shares
  outstanding              3,387,045  3,367,778  3,384,131  3,393,427

 Total Shares outstanding
  at end of period         3,387,045  3,348,193  3,387,045  3,348,193

 Carolina Bank Holdings, Inc.
 Consolidated Financial Highlights
 Third Quarter 2009
 (unaudited)

                                       Quarterly
                 -----------------------------------------------------
  ($ in thousands
   except for     3rd Qtr.   2nd Qtr.   1st Qtr.   4th Qtr.   3rd Qtr.
   share data)      2009       2009       2009       2008       2008
                 -----------------------------------------------------

 EARNINGS
  Net interest
   income         $  5,115      4,740      4,312      3,591      3,860
  Provision for
   loan loss      $  1,737      2,036      1,195        705        350
  NonInterest
   income         $  1,579      3,242      2,402      1,297      1,034
  NonInterest
   expense        $  4,841      5,514      4,482      3,931      3,434
  Net income      $    169        335        665        180        704
  Net income
   available to
   common stock-
   holders        $   (108)        51        411        180        704
  Basic earnings
   per share      $  (0.03)      0.02       0.12       0.05       0.21
  Diluted
   earnings per
   share          $  (0.03)      0.02       0.12       0.05       0.21
  Average shares
   outstanding   3,387,045  3,387,045  3,451,559  3,348,193  3,343,818
  Average diluted
   shares
   outstanding   3,387,045  3,387,045  3,455,621  3,366,244  3,367,778

 PERFORMANCE
  RATIOS
  Return on
   average
   assets *          -0.06%      0.03%      0.26%      0.12%      0.49%
  Return on
   average common
   equity *          -1.22%      0.60%      4.96%      2.31%      8.99%
  Net interest
   margin (fully-
   tax equiv-
   alent) *           3.25%      3.15%      2.96%      2.56%      2.86%
  Efficiency
   ratio             71.55%     68.55%     68.65%     79.64%     69.54%
  # full-time
   equivalent
   employees -
   period end          136        136        119        119        114

 CAPITAL
  Equity to
   ending assets      7.39%      7.25%      7.53%      5.12%      5.30%
  Common tangible
   equity to
   assets             5.26%      5.13%      5.28%      5.12%      5.30%
  Tier 1 leverage
   capital ratio
   - Bank              N/A       8.10%      8.32%      7.00%      7.28%
  Tier 1 risk-
   based capital
   ratio - Bank        N/A       8.86%      9.25%      7.62%      7.78%
  Total risk-
   based capital
   ratio - Bank        N/A      11.61%     12.01%     10.29%     10.47%
  Book value per
   share          $  10.52      10.22       9.88       9.43       9.28

 ASSET QUALITY
  Net charge-offs
   (recoveries)   $  2,259      1,225        206        399         (2)
  Net charge-offs
   to average
   loans *            1.73%      0.94%      0.16%      0.33%      0.00%
  Allowance for
   loan losses    $  7,038      7,560      6,749      5,760      5,454
  Allowance for
   loan losses to
   loans held
   invst.             1.33%      1.42%      1.31%      1.15%      1.14%
  Nonperforming
   loans          $ 14,407     16,829     12,201      5,656      2,912
  Restructured
   loans          $      0          0          0          0          0
  Repossessed
   assets         $  7,676      5,329      1,288        728        441
  Nonperforming
   loans to loans
   held for
   investment         2.71%      3.16%      2.37%      1.13%      0.61%
  Nonperforming
   assets to
   total assets       3.26%      3.28%      2.13%      1.04%      0.57%

 END OF PERIOD
  BALANCES
  Total assets    $676,826    675,192    633,804    616,611    591,364
  Total loans
   held for
   investment     $530,791    532,954    514,203    501,424    477,298
  Total deposits  $594,863    558,790    521,447    498,064    464,969
  Stockholders'
   equity         $ 50,017     48,942     47,715     31,576     31,357

 AVERAGE BALANCES
  Total assets    $679,780    654,900    633,012    598,800    571,941
  Total earning
   assets         $633,107    612,353    598,620    563,769    541,231
  Total loans
   held for
   investment     $523,019    521,406    514,292    486,472    470,730
  Total interest-
   bearing
   deposits       $545,912    570,202    478,247    453,645    427,669
  Common stock-
   holders'
   equity         $ 35,097     34,288     33,614     30,911     31,058

                                                     Year Ended
                                             ------------------------
 ($ in thousands except for share data)         2008           2007
                                             ---------      ---------

 EARNINGS
  Net interest income                           14,727         14,171
  Provision for loan loss                        1,910          1,162
  NonInterest income                             4,609          1,729
  NonInterest expense                           14,058          9,927
  Net income                                     2,194          3,024
  Net income available to common stockholders    2,194          3,024
  Basic earnings per share                        0.66           0.92
  Diluted earnings per share                      0.65           0.89
  Average shares outstanding                 3,344,010      3,280,315
  Average diluted shares outstanding         3,386,631      3,402,711

 PERFORMANCE RATIOS
  Return on average assets *                      0.39%          0.67%
  Return on average common equity *               7.13%         10.98%
  Net interest margin (fully-tax
   equivalent) *                                  2.82%          3.30%
  Efficiency ratio                               72.08%         62.20%
  # full-time equivalent employees -
   period end                                      119             89

 CAPITAL
  Equity to ending assets                         5.12%          5.93%
  Common tangible equity to assets                5.12%          5.93%
  Tier 1 leverage capital ratio - Bank            7.00%          8.17%
  Tier 1 risk-based capital ratio - Bank          7.62%          8.97%
  Total risk-based capital ratio - Bank          10.29%         10.00%
  Book value per share                            9.43           8.94

 ASSET QUALITY
  Net charge-offs (recoveries)                     682            528
  Net charge-offs to average loans *              0.15%          0.15%
  Allowance for loan losses                      5,760          4,532
  Allowance for loan losses to loans held
   invst.                                         1.15%          1.13%
  Nonperforming loans                            5,656          3,538
  Restructured loans                                 0              0
  Repossessed assets                               728          1,001
  Nonperforming loans to loans held for
   investment                                     1.13%          0.88%
  Nonperforming assets to total assets            1.04%          0.91%

 END OF PERIOD BALANCES
  Total assets                                 616,611        500,116
  Total loans held for investment              501,424        400,784
  Total deposits                               498,064        418,573
  Stockholders' equity                          31,576         29,640

 AVERAGE BALANCES
  Total assets                                 557,282        451,130
  Total earning assets                         527,957        431,926
  Total loans held for investment              451,583        358,575
  Total interest-bearing deposits              423,679        361,800
  Common stockholders' equity                   30,771         27,541

 * annualized for all periods presented

CONTACT:  Carolina Bank Holdings, Inc.
          Robert T. Braswell, President and CEO
          336-286-8740
          b.braswell@carolinabank.com